                                                                   EXHIBIT 10.16


                              [BANKONE LETTERHEAD]

April 5, 1996

Mr. Greg Wilemon
Secretary and Chief Financial Officer
Tufco Technologies, Inc.
4650 Simonton
Dallas, Texas 75244

RE: Amendment to Loan Agreement Dated August 22, 1995

Dear Greg:

Enclosed is the amendment to the above referenced loan agreement to reflect the restructuring of Tufco's indebtedness with Bank One.

The $9,750,000 revolving line of credit will no longer consist of three individual notes for each operating entity, but will now consist of a single $9,750,000.00 note under which all advances will be made. As such, each individual operating entity will need to track their advances and payments on the line. Upon the completion of the lock box study and implementation of a "Line of Credit Sweep" the advances and payments on the line can be automated.

The revolving line of credit will continue to have a Reference rate pricing option but also a LIBOR pricing option. The terms and conditions under which the LIBOR advances will be made are detailed in the amendment to the Loan Agreement. All LIBOR advances need to be requested two days prior to the actual advance. Tufco win be required to notify the Bank of their intent to renew any maturing LIBOR advances, otherwise they will be converted to the Reference rate option at maturity. To request a LIBOR advance, please call me or my assistant Maureen Van Roy (x2644) with the request and we will fax to you the LIBOR rates and then a confirmation of your selected LIBOR advance. For your convenience I have enclosed a sample LIBOR rate sheet and confirmation sheet.

The Hamco acquisition note which has a balance of $5,625,000.00 as of February 1, 1996 and a $1,000,000.00 term note will be combined into a $6,625,000.00 note (Facility Two) at an interest rate of 7.03% through Jan 31, 2000. As you know we are seeking to defer

Tufco Technologies, Inc.
April 5, 1996
Page 2


four $250,000 principal payments under the industrial development revenue bond with the Village of Ashwaubenon, commencing with the May 1, 1996 payment. Since we are deferring payments under the IRB, there will be additional principal payments of $20,833.33 per month on Facility Two. If the deferral is obtained for the May 1, 1996 payment, an additional principal payment of $41,666.66 shall be due April 19, 1996 on Facility Two to recapture the $20,833.33 principal payments that normally would have been required in the months of February and March 1996. Please read the note for the complete payment schedule.

Greg, please review the enclosed amendment and if acceptable please sign the amendment and the enclosed notes. If you have any questions please feel free to call me. Since this agreement is retroactive to February 1, 1996 your assistance in completing this restructuring as quickly as possible is appreciated.

Sincerely,

/s/ MARK J. FISCHER
Mark J. Fischer
Assistant Vice President

                            LIBOR BORROWING REQUEST


TO/FROM:      Mark Fischer, Bank One, Green Bay ("Bank One")
              Phone: 436-2506
              Fax:436-2523

FROM/TO:      Greg Wileman
              Tufco Technologies, Inc.
              Phone: 1-800-992-0947
              Fax: (214) 387-0516

RE:           Libor Rate Funding Quote

Date:         ________________________


As detailed in Section 2.2 of the Loan Agreement dated August 22, 1995 and Amended February 1, 1996, between Bank One and Tufco Industries, Inc., Executive Converting Corporation and Hamco Industries, Inc., the company would like to get Libor Rate Funding Quote for the following dollar amounts and time periods of 15, 30, 60 and 90 days:

                                           Libor                       Contract
Amount        Days   Duration              Quote +       1.50%   =       Rate
------        ----   --------              -------       -----         --------
________      15     ________ TO ________  ________      ________=     ________

________      30     ________ TO ________  ________      ________=     ________

________      60     ________ TO ________  ________      ________=     ________

________      90     ________ TO ________  ________      ________=     ________


A confirmation of all quotes which Tufco elects to lock in will be prepared by Bank One.

                          LIBOR BORROWING CONFIRMATION

Shown below is a confirmation of a LIBOR request received by Bank One, Green Bay. If we can be of any further assistance please do not hesitate to call Mark
J. Fischer (414-436-2506) or Maureen VanRoy (414-2644) at your convenience.

                     Company:          Tufco Technologies, Inc.

                     Requester:        Greg Wileman

                     Effective Date:

                     Amount:

                     Term:

                     Maturity:

                     Rate:



--------------------------------------------------------------------------------

To:          Greg Wileman                  From:         Mark Fischer
Company:     Tufco Technologies, Inc.      Company:      Bank One, Green Bay
Direct Dial: 1-800-992-0997                Direct Dial:  (414) 436-2506
Fax #:       (214) 387-0516                Fax #:        (414) 436-2523

                                FIRST AMENDMENT
                                       TO
                                 LOAN AGREEMENT

                             Dated August 22, 1995

                   Amendment effective as of February 1, 1996

                                 BY AND BETWEEN


Tufco Industries, Inc.         Executive Converting     Hamco Industries, Inc.
                               Corporation

Address:                       Address:                 Address:
  3161 South Ridge Road          4750 Simonton            1205 Burris Road
  P.0. Box 23500                 Dallas, TX 75244         Newton, NC 28658
  Green Bay, WI 54305-3500


                                      AND

                               Bank One, Green Bay
                      Address: 200 South Adams Street
                               P.O. Box 19029
                               Green Bay, WI 54307-9029

                                FIRST AMENDMENT
                                       TO
                                 LOAN AGREEMENT

      This First Amendment to Loan Agreement is made and entered into as of this 1st day of February, 1996, by and between Bank One, Green Bay (hereinafter referred to as the "Bank"), and Tufco Industries, Inc., Executive Converting Corporation and Hamco Industries, Inc. (hereinafter referred to collectively as the "Borrowers").

                                    RECITALS

      The Bank and the Borrowers entered into a Loan Agreement, dated as of August 22, 1995.

      The parties desire to amend the Loan Agreement with respect to the following provisions.

      NOW, THEREFORE, the parties hereby amend the Loan Agreement by inserting the following provisions in the Loan Agreement in place of the respective provision in the Loan Agreement as originally stated.

      1.    DEFINITIONS.

            1.7 COMMITMENT FEE. A fee equal to 0.25%, per annum, of the unused amount of the revolving loan identified in Section 2.2 of this Agreement, determined on a daily basis and payable quarterly in arrears.

            1.12 FACILITY FEE. A fee equal to 0.50% of the amount of Facility Two paid upon advance of the Facility Two loan proceeds under the Loan Agreement dated as of August 22, 1995.

            1.16 LOAN AMOUNT. Loans (hereinafter sometimes so called) from the Bank to the Borrowers in the aggregate maximum amount of Nineteen Million Five Hundred Seventy-Five Thousand Eight Hundred Forty-Eight Dollars ($19,575,848.00) and evidenced by the Promissory Notes. The definition of the term "Loan Amount" shall also include any amounts which are loaned by the Bank to the Borrowers pursuant to Section 8.12 of the Loan Agreement.

            1.17 PERMITTED LIENS. The mortgages, liens, conditional sales agreements, encumbrances or charges set forth on Exhibit "B" attached hereto and incorporated herein by this reference.

            1.19  PREPAYMENT PENALTY.

      A prepayment premium payable in connection with any unscheduled payment of principal made by the Borrowers with respect to the Promissory Note, Exhibit A-2, prior to its scheduled maturity shall be equivalent to the amount, if any, by which (a) the present value of a flow of interest on the unscheduled principal amount prepaid from the prepayment date to the scheduled maturity date of said note at the fixed rate then in effect exceeds (b) the present value of a flow of interest on the unscheduled principal amount prepaid from the prepayment date to the scheduled maturity date of the Promissory Note, Exhibit A-2, at the effective monthly equivalent of the average yield of United States Government Treasury Securities, on the date of such unscheduled prepayment, having maturities within forty-five (45) days of the scheduled maturity date of the Promissory Note, Exhibit A-2, as determined by the Bank. The Prepayment Premium shall be payable upon receipt of billing from Bank.

            1.20 PROMISSORY NOTES. Promissory Notes refer to the Promissory Notes evidencing the Loan Amount payable to the Bank in the form as that attached hereto as Exhibits "A-1" through "A-5" inclusive, and incorporated hereby by this reference.

            The definition of the term "Promissory Notes" shall also include any Promissory Notes or agreements executed and delivered by the Borrowers to the Bank with respect to additional credit extended by the Bank to a Borrower or Borrowers pursuant to Section 8.12 of the Loan Agreement.

            1.24 REFERENCE RATE LOANS. Reference Rate Loans are loans made where the applicable rate of interest is the Reference Rate. The Reference Rate shall be the rate announced and/or published by Bank One, Green Bay, Wisconsin as its Reference Rate adjusted daily and computed on the basis of a three hundred sixty (360) day year.

            1.26  DEFINITIONS APPLICABLE TO LIBOR RATE LOANS.

            (a) ADJUSTED LIBOR RATE means, with respect to the Loan Period for a Libor Rate Loan, a rate per annum (rounded upward, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

                                      Libor Rate
                                 --------------------
            Adjusted Libor Rate = 1 - Libor Reserve
                                      Requirement

            (b) BORROWING DATE means each date on which a loan is made by the Bank to the Borrowers.

            (c) BUSINESS DAY means (i) with respect to the making, payment or rate determination of a Libor Rate Loan, a day (other than a Saturday or Sunday) on which banks are open for business in Milwaukee, Wisconsin and on which dealings in Dollars are carried on in the London Interbank market and
(ii) for all other purposes, a day (other than Saturday or Sunday) on which banks are open for business in Milwaukee, Wisconsin.

            (d) LIBOR RATE means, with respect to a Libor Rate Loan for the applicable Loan Period, the interest rate at which deposits in Dollars, in an amount approximately equal to the requested Libor Rate Loan and having a maturity approximately equal to the requested Loan Period, are offered to the Bank in the London Interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Loan Period. The Libor Rate determined by the Bank shall, in the absence of error, be conclusive.

            (e) LIBOR RATE LOAN means a loan hereunder bearing interest at or by reference to the Adjusted Libor Rate.

            (f) LIBOR RESERVE REQUIREMENT means, with respect to a Libor Rate Loan for the applicable Loan Period, the percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including, without limitation, any marginal, special, emergency and supplemental reserves) established by the Board of Governors of the Federal Reserve System for "eurocurrency liabilities" (as defined in Regulation D of such Board), or for other liabilities which include deposits of the type used in determining the Libor Rate, having a term approximately equal to the applicable Loan Period.

            (g)   LOAN PERIOD means:

                  (i) with respect to (a) each Libor Rate Loan, the period commencing on the applicable Borrowing date and ending 15 to 90 days thereafter as specified in the related notice of borrowing pursuant to section 2.2 and (b) each Reference Rate Loan converted to a Libor Rate Loan or in the case of a continuation of a Libor Rate Loan for an additional Loan Period, the period commencing on the date of such conversion or continuation and ending 15 to 90 days thereafter as specified in the related Conversion/Continuation Notice pursuant to section 2.2, provided that:

                        (a) any Loan Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Loan Period shall end on the next preceding Business Day;

                        (b) any Loan Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in a calendar month at the end of such Loan Period) shall, subject to clause (c) below, end on the last Business Day of a calendar month; and

                        (c) any Loan Period which would otherwise end after the maturity date shall end on the maturity date.

                  (ii) with respect to each Reference Rate Loan, the period commencing on the Borrowing Date of such Reference Rate Loan, or in the case of a Libor Rate Loan converted to a Reference Rate Loan, the period commencing on the date of such conversion, and ending on the maturity date.

      2.    LOANS, COLLATERAL-LOAN RATIO AND SECURITY DOCUMENTS.

            2.2 FACILITY ONE. The Bank shall extend to the Borrowers a revolving loan, up to an aggregate maximum amount of $9,750,000.00 at any time outstanding during the period from date hereof to March 31, 1998. The sum of $750,000.00 shall be allocated to issuance of commercial import letters of credit. Within such maximum amounts and subject to the allocated limitations, loans (advances) may be made, repaid and made again. The revolving loan shall be evidenced by the Borrowers' Promissory Note in the form of Exhibit "A-1," the terms of which are incorporated herein by reference. The revolving note shall mature on March 31, 1998. The loan proceeds with respect to Facility One shall be utilized for working capital needs and the issuance of commercial import letters of credit.

            Facility One loans shall be a Reference Rate Loan or a Libor Rate Loan. Unless the Borrowers request a Libor Rate Loan pursuant to the procedures herein stated, all Facility One loans shall be Reference Rate Loans. The Borrowers shall request Libor Rate Loans by written notice, or by telephonic notice confirmed in writing, to the Bank, not later than 11:00 a.m., Milwaukee time, on the date which is two Business Days prior to the requested Borrowing Date (which must be a Business Day). Each such request by the Borrowers must specify the amount of the requested Libor Rate Loan and the applicable Loan Period. Each Libor Rate Loan shall be in a minimum amount of $500,000.00. In the event of any inconsistency between the telephonic notice and the written confirmation thereof, the written confirmation shall control. Each such request for a Libor Rate Loan shall be irrevocable and shall constitute a certification by the Borrowers that the borrowing conditions specified in section 2.5 will be satisfied on the specified Borrowing Date.

            The Borrowers may elect from time to time, subject to the terms and conditions hereof, to convert all or a portion of the outstanding Reference Rate Loans to Libor Rate Loans (in each case, in a minimum amount of $500,000.00) or to convert all or a portion of a Libor Rate Loan to a Reference Rate Loan; provided that any conversion of a Libor Rate Loan shall occur on the last day of the applicable Loan Period.

            A Reference Rate Loan shall continue as a Reference Rate Loan unless and until converted to a Libor Rate Loan. At the end of the applicable Loan Period for a Libor Rate Loan, such Libor Rate Loan shall automatically be converted to a Reference

Rate Loan unless the Borrowers shall have given the Bank notice in accordance with this section 2.2 requesting that, at the end of such Loan Period all or a portion of such Libor Rate Loan be continued as a Libor Rate Loan.

            The Borrowers shall give the Bank irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Reference Rate Loan or a continuation of a Libor Rate Loan not later than 11:00 a.m., Milwaukee time, on the date of the requested conversion, in the case of a conversion to a Reference Rate Loan, or, in the case of a conversion to or a continuation of a Libor Rate Loan, two Business Days prior to the date of the requested conversion or continuation, specifying (i) the requested date (which shall be a Business Day) of such conversion or continuation, (ii) the amount and type of loan to be converted or continued and (iii) the amount and type of loan into which such loan is to be converted or continued, and in the case of a conversion to or continuation of a Libor Rate Loan, the duration of the Loan Period applicable thereto. Each such request by the Borrowers for a conversion or continuation of a Libor Rate Loan or Reference Rate Loan shall be irrevocable and shall constitute a certification by the Borrowers that the borrowing conditions specified in section 2.5 will be satisfied on the specified conversion or continuation date.

            Notwithstanding anything to the contrary contained in this section, no loan may be converted into or continued as a Libor Rate Loan when any Event of Default has occurred and is continuing.

            Libor Rate Loans may not be pre-paid without the Bank's consent prior to the end of the applicable Loan Period.

            If the Bank determines that the making or maintaining of a Libor Rate Loan would violate any applicable law, rule, regulation or directive, whether or not having the force of law, then the obligation of the Bank to make, continue, maintain or convert any Libor Rate Loan shall be suspended until the Bank notifies the Borrowers that the circumstances causing such suspension no longer exist. During any such period, all Libor Rate Loans shall automatically convert into Reference Rate Loans at the end of the applicable Loan Period or sooner if required by law.

            If the Bank determines that the Bank is unable to determine the Libor Rate in respect of a requested Loan Period or that the Bank is unable to obtain deposits of Dollars in the London Interbank market in the applicable amounts and for the requested Loan Period, then, upon notice from the Bank to the Borrowers, the obligation of the Bank to make any Libor Rate Loan, or to convert any Reference Rate Loan into a Libor Rate

Loan, shall be suspended until the Bank notifies the Borrowers that the circumstances causing such suspension no longer exist.

            If the Bank shall incur any loss or expense (including any loss or expense incurred by reason of a liquidation or redeployment of deposits or other funds acquired by the Bank to make, continue or maintain any portion of a Libor Rate Loan, or to convert any portion of a Reference Rate Loan into a Libor Rate Loan) as a result of: (i) any conversion or repayment or prepayment of the principal amount of a Libor Rate Loan on a date other than the last day of the Loan Period applicable thereto (whether as a result of acceleration, prepayment or otherwise); (ii) any loan not being made as a Libor Rate Loan in accordance with the request therefor; or (iii) any loan not being continued as, or converted to, a Libor Rate Loan in accordance with the Continuation/Conversion Notice therefor; then, upon written notice from the Bank to the Borrowers, the Borrowers shall, within 10 days of its receipt thereof, pay to the Bank such amount as will (in a reasonable determination of the Bank) reimburse the Bank for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of error, be conclusive and binding on the Borrowers.

            During such times as the Borrower achieves and maintains a National Association of Insurance Commissioners ("NAIC") II, senior, unsecured, long term debt rating or an equivalent investment grade senior, unsecured, long term debt rating from other rating agencies; and is in full compliance with all of the terms and conditions of this Loan Agreement, the Reference Rate pricing option shall be reduced to Reference Rate less 0.375% and the Libor pricing option shall be reduced to Libor plus 1.375%.

            2.3 FACILITY TWO. The Bank shall extend to the Borrowers a term loan in the sum of $6,625,000.00. The term loan shall be evidenced by the Borrowers' Promissory Note in the form of Exhibit "A-2," the terms of which are incorporated herein by reference.

            2.4 FACILITY THREE. The Bank has extended to Tufco Industries, Inc. and Executive Converting Corporation certain credit in the form of term loans having a current aggregate outstanding principal balance in the amount of $3,883,348.00, represented by the Promissory Notes annexed hereto in the form of Exhibits "A-3, A-4 and A-5," the terms of which are incorporated herein by reference. The Bank and the Borrowers agree that each Borrower shall be jointly and severally liable for all obligations to the Bank arising under the existing term loan notes represented by the Promissory Notes identified as Exhibits "A-3, A-4 and A-5." By their execution and delivery of this Agreement, each Borrower respectively assumes joint and several liability to the Bank with respect to the Promissory Notes identified as Exhibits "A-3, A-4 and A-5."

      5.    NEGATIVE COVENANTS.

            5.8 CAPITAL EXPENDITURES. The Borrowers and the Guarantor shall not make or commit to make, directly or indirectly, any expenditure for the purchase or other acquisition, including but not limited to capitalized leases, of fixed or capital assets, excluding normal replacements and maintenance which are properly charged to current operations; those assets acquired from Hamco, Inc.; and leases with Banc One Corporation or its subsidiaries or affiliates; if after giving effect thereto, the aggregate amount of all such capital expenditures by the Borrowers and the Guarantor would exceed the sum of the Borrowers' depreciation expense plus $100,000.00 during any fiscal year of the Borrowers.

            5.9 INDEBTEDNESS. The Borrowers and the Guarantor will not incur, create, assume or permit to exist any indebtedness except: (a) the obligations arising hereunder; (b) trade indebtedness incurred in the ordinary course of business; (c) indebtedness secured by the Permitted Liens; (d) obligations incurred with Banc One Corporation or its subsidiaries or affiliates; (e) other indebtedness with the permission of the Bank; and (f) obligations incurred with respect to the acquisition of assets of Hamco, Inc. in accordance with the Agreement of Sale.

      Except as herein modified and amended, the parties ratify the terms of the Loan Agreement as originally stated.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.


                                      BANK ONE, GREEN BAY
                                          200 South Adams Street
                                          P.O. Box 19029
                                          Green Bay, WI 54307-9029

                                      By: /s/ MARK J. FISCHER
                                         ---------------------------------------
                                          Mark J. Fischer
                                          Title: Assistant Vice President

                                      TUFCO INDUSTRIES INC.
                                          3161 South Ridge Road
                                          P.O. Box 23500
                                          Green Bay, WI 54305-3500

                                      By: /s/ CARL B. FRANCIS
                                         ---------------------------------------
                                          Carl B. Francis
                                          Title: President and Chief
                                                 Executive Officer

                                      By: /s/ GREG WILEMAN
                                         ---------------------------------------
                                          Greg Wileman
                                          Title: Secretary and Chief
                                                 Financial Officer

                                      EXECUTIVE CONVERTING CORPORATION
                                          4750 Simonton
                                          Dallas, TX 75244

                                      By: /s/ CARL B. FRANCIS
                                         ---------------------------------------
                                          Carl B. Francis
                                          Title: President and Chief
                                                 Executive Officer

                                      By: /s/ GREG WILEMAN
                                         ---------------------------------------
                                          Greg Wileman
                                          Title: Secretary and Chief
                                                 Financial Officer

                                      HAMCO INDUSTRIES, INC.
                                          1205 Burris Road
                                          Newton, NC 28658

                                      By: /s/ CARL B. FRANCIS
                                         ---------------------------------------
                                          Carl B. Francis
                                          Title: President and Chief
                                                 Executive Officer

                                      By: /s/ GREG WILEMAN
                                         ---------------------------------------
                                          Greg Wileman
                                          Title: Secretary and Chief
                                                 Financial Officer

                                      TUFCO TECHNOLOGIES INC.
                                          3161 South Ridge Road
                                          P.O. Box 23500
                                          Green Bay, WI 54305-3500

                                      By: /s/ CARL B. FRANCIS
                                         ---------------------------------------
                                          Carl B. Francis
                                          Title: President and Chief
                                                 Executive Officer

                                      By: /s/ GREG WILEMAN
                                         ---------------------------------------
                                          Greg Wileman
                                          Title: Secretary and Chief
                                                 Financial Officer

Tufco Industries, Inc.,                                         $9,750,000.00
Executive Converting Corporation
and Hamco Industries, Inc. (Maker)                              February 1, 1996

                                MASTER DRAW NOTE

      The undersigned ("Maker," whether one or more) promises to pay to the order of Bank One, Green Bay ("Bank") at its office, the principal amount of Nine Million Seven Hundred Fifty Thousand Dollars ($9,750,000.00) or such lesser amount as may be outstanding hereunder, as shown on the records of the Bank, in one payment on March 31, 1998, PLUS interest as described below, payable monthly commencing February 29, 1996 and on the last day of each consecutive month thereafter and at maturity.

      This is a revolving master draw note under which amounts may be borrowed, repaid and borrowed again. The maximum aggregate availability under this Note shall not exceed the sum of Nine Million Seven Hundred Fifty Thousand Dollars ($9,750,000.00) reduced by the Letter of Credit sublimit availability in use from time to time as specified in the Loan Agreement. During the term of this Note, the Maker shall pay the Bank such sums as may be necessary from time to time to comply with the credit availability limits as specified in the Loan Agreement. The Maker agrees that the Bank's internal records shall be conclusive evidence of the amounts outstanding.

      This Note bears interest computed for the actual number of days principal is unpaid, on a 360-day year basis, until maturity. The unpaid balance and accrued interest shall bear interest after maturity at 1.00 percentage point in excess of the Reference Rate in effect from time to time or the rate of 15.00% per year, whichever is higher, until paid.

      A Reference Rate Loan shall bear interest on a 360-day year basis at the rate which is 0.25% less than the rate of interest





                                  EXHIBIT A-1
announced by the Bank from time to time as its Reference Rate for interest rate determinations ("Reference Rate") and the rate shall change as and when the Reference Rate changes. The Reference Rate may or may not be the lowest interest rate charged by the Bank.

      A Libor Rate Loan shall bear interest on a 360-day year basis, at the rate which is 1.50 percentage points in excess of the Adjusted Libor Rate for the selected Loan Period determined two business days prior to the making of the Libor Rate Loan.

      Libor Rate Loans shall be in a minimum amount of $500,000.00.

      The applicable interest rate shall be subject to adjustment as provided in subsection 2.2 of the Loan Agreement.

      There shall be no prepayment of Libor Rate Loans without the Bank's permission.

      Upon maturity of any Libor Rate Loan, the same shall be repaid or if availability permits, re-advanced by the Bank as a Reference Rate Loan unless the Borrower submits a Libor Rate Loan request pursuant to the Loan Agreement.

      If any payment is not paid when due, or upon the occurrence of an event of default under the Loan Agreement herein described, the unpaid balance shall, at the option of the holder and without notice, mature and immediately become due and payable. The unpaid balance shall mature automatically and immediately become due and payable in the event any Maker or guarantor becomes the subject of bankruptcy or other insolvency proceedings.

      This Note is issued and secured pursuant to a Loan Agreement dated as of August 22, 1995 between the Maker and the Bank, as amended. This Note is further secured by all existing and future Security Agreements, Assignments, Collateral Pledge Agreements and Mortgages between the Bank and any Maker, and/or the Bank and any guarantor of this Note, and payment may be accelerated upon default under any of them. The Maker grants the holder a security interest and lien in any credit balance or other money now or hereafter owed any Maker by holder, except for money held in qualified retirement accounts, and, in addition, agrees that holder may at any time after an occurrence of an event of default, without notice or demand, set off against such credit balance or other money any amount unpaid under the Note.

      Without affecting the liability of any Maker or guarantor, the holder may, without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for the payment of this Note or agree not to sue any party liable on it.

      The Maker and guarantor agree to pay all costs of collection, including reasonable attorney fees, and waive presentment, protest, demand and notice of dishonor.

      The Bank has not made any representations or warranties with respect to, and does not assume any responsibility for, the collectibility or enforceability of this Note or any collateral securing this Note or the financial condition of any Maker. Each Maker and guarantor has independently determined the collectibility and enforceability of this Note and any collateral securing this Note and has made an independent appraisal of each Maker's credit worthiness. This Note shall be construed and enforced in accordance with the laws of the State of Wisconsin.



                                      TUFCO INDUSTRIES INC. (SEAL)


                                      By: /s/ CARL B. FRANCIS
                                         ---------------------------------------
                                          Carl B. Francis
                                          Title: President and Chief
                                                 Executive Officer

                                      By: /s/ GREG WILEMAN
                                         ---------------------------------------
                                          Greg Wileman
                                          Title: Secretary and Chief
                                                 Financial Officer

                                      EXECUTIVE CONVERTING CORPORATION (SEAL)


                                      By: /s/ CARL B. FRANCIS
                                         ---------------------------------------
                                          Carl B. Francis
                                          Title: President and Chief
                                                 Executive Officer

                                      By: /s/ GREG WILEMAN
                                         ---------------------------------------
                                          Greg Wileman
                                          Title: Secretary and Chief
                                                 Financial Officer

                                      HAMCO INDUSTRIES, INC. (SEAL)

                                      By: /s/ CARL B. FRANCIS
                                         ---------------------------------------
                                          Carl B. Francis
                                          Title: President and Chief
                                                 Executive Officer

                                      By: /s/ GREG WILEMAN
                                         ---------------------------------------
                                          Greg Wileman
                                          Title: Secretary and Chief
                                                 Financial Officer

Tufco Industries, Inc.,                                         $6,625,000.00
Executive Converting Corporation
and Hamco Industries, Inc. (Maker)                              February 1, 1996


                                   TERM NOTE

      The undersigned ("Maker," whether one or more) promises to pay to the order of Bank One, Green Bay ("Bank") at its office, the principal amount of Six Million Five Hundred Sixty-Two Thousand Five Hundred Dollars ($6,562,500.00), PLUS interest as described below. Principal and interest is payable monthly commencing February 29, 1996 and on the last day of each consecutive month thereafter and at maturity.

      Monthly principal payments shall be made in the following amounts: payments 1 through 6, $62,500.00 each; payments 7 through 18, $75,000.00 each; payments 19 through 30, $83,333.33 each; payments 31 through 54, $91,666.66 each; payments 55 through 65, $95,833.33 each; and payment 66, $95,833.57. The Maker is in the process of securing deferral of certain principal payments due May 1, 1996, May 1, 1997, May 1, 1998 and May 1, 1999 with respect to a certain industrial development revenue bond with the Village of Ashwaubenon, Brown County, Wisconsin, dated as of May 6, 1992, series 1992, known as the Tufco Project ("IDRB"). In the event no deferral is obtained with respect to the IDRB payments above specified, an additional principal payment shall be made on this
Note in the sum of $1,000,000.00 on April 29, 1999. In the event a deferral of all of the above specified IDRB payments are obtained, an additional principal payment in the amount of $41,666.66 shall be payable April 19, 1996 and additional monthly principal payments in the amount of $20,833.33 each shall be payable monthly commencing April 30, 1996 and continuing on the last date of each consecutive month




                                  EXHIBIT A-2
thereafter for forty-five consecutive months, together with an additional principal payment of $20,833.50 due on January 31, 2000. In the event a deferral is not obtained with respect to the IDRB payment due May 1, 1996 and a deferral is obtained for the IDRB payments due May 1, 1997, May 1, 1998, May 1, 1999 and May 1, 2000, a principal payment in the amount of $62,500.00 shall be payable May 15, 1996, and additional monthly principal payments in the amount of $20,833.33 each shall be payable monthly commencing May 31, 1996 and continuing on the last day of each consecutive month thereafter for forty-four consecutive months, together with an additional principal payment of $20,833.50 due on January 31, 2000.

      This Note bears interest computed for the actual number of days principal is unpaid, on a 360-day year basis, until maturity, at the rate of 7.03% per year until January 31, 2000. On or before January 31, 2000, the Maker and the Bank shall in good faith agree to a rate of interest for the remaining term of this obligation. The unpaid balance and accrued interest shall bear interest after maturity at the rate of 15.00% per year.

      If any payment is not paid when due, or upon the occurrence of an event of default under the Loan Agreement herein described, the unpaid balance shall, at the option of the holder and without notice, mature and immediately become due and payable. The unpaid balance shall mature automatically and immediately become due and payable in the event any Maker or guarantor becomes the subject of bankruptcy or other insolvency proceedings.

      This Note is issued and secured pursuant to a Loan Agreement dated as of August 22, 1995 between the Maker and the Bank. This Note is further secured by all existing and future Security Agreements, Assignments, Collateral Pledge Agreements and

Mortgages between the Bank and any Maker, and/or the Bank and any guarantor of this Note, and payment may be accelerated upon default under any of them. The Maker grants the holder a security interest and lien in any credit balance or other money now or hereafter owed any Maker by holder, except for money held in qualified retirement accounts, and, in addition, agrees that holder may at any time after an occurrence of an event of default, without notice or demand, set off against such credit balance or other money any amount unpaid under the Note.

      Without affecting the liability of any Maker or guarantor, the holder may, without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for the payment of this Note or agree not to sue any party liable on it.

      The Maker and guarantor agree to pay all costs of collection, including reasonable attorney fees, and waive presentment, protest, demand and notice of dishonor.

      This Note may be prepaid in full or in part at any time. In the event of any prepayment, the Maker shall pay the holder a prepayment premium penalty in the amount specified in subsection 1.19 of the Loan Agreement.

      Holder may apply partial prepayments to any future installments it elects.

      The Bank has not made any representations or warranties with respect to, and does not assume any responsibility for, the collectibility or enforceability of this Note or any collateral securing this Note or the financial condition of any Maker. Each Maker and guarantor has independently determined the collectibility and enforceability of this Note and any collateral securing this Note and has made an independent appraisal of each Maker's credit worthiness. This Note shall be construed and enforced in accordance with the laws of the State of Wisconsin.



                                      TUFCO INDUSTRIES INC. (SEAL)


                                      By: /s/ CARL B. FRANCIS
                                         ---------------------------------------
                                          Carl B. Francis
                                          Title: President and Chief
                                                 Executive Officer

                                      By: /s/ GREG WILEMAN
                                         ---------------------------------------
                                          Greg Wileman
                                          Title: Secretary and Chief
                                                 Financial Officer


                                      EXECUTIVE CONVERTING CORPORATION (SEAL)


                                      By: /s/ CARL B. FRANCIS
                                         ---------------------------------------
                                          Carl B. Francis
                                          Title: President and Chief
                                                 Executive Officer

                                      By: /s/ GREG WILEMAN
                                         ---------------------------------------
                                          Greg Wileman
                                          Title: Secretary and Chief
                                                 Financial Officer

                                      HAMCO INDUSTRIES, INC. (SEAL)

                                      By: /s/ CARL B. FRANCIS
                                         ---------------------------------------
                                          Carl B. Francis
                                          Title: President and Chief
                                                 Executive Officer

                                      By: /s/ GREG WILEMAN
                                         ---------------------------------------
                                          Greg Wileman
                                          Title: Secretary and Chief
                                                 Financial Officer

[BANK ONE LOGO]

                                                                           NOTE
-------------------------------------------------------------------------------
                                         (Use only for business purpose loans,
                                         or for consumer loans in excess of
                                         $25,000.)
Tufco Industries, Inc. &
Executive Converting Corporation       March 30, 1994        $2,800,000.00
-----------------------------------  ----------    --         ------------------
           (MAKER)

The undersigned ("Maker," whether one or more) promises to pay to the order of Bank One, Green Bay ("Bank") at its office, the principal amount of Two Million Eight Hundred Thousand and 00/100 Dollars:

[check (a), (b), (c), or (d); only one shall apply]

[ ] (a) in one payment on _________________________ PLUS interest as described below, payable on the following date(s):
________________________________________________________________________________

[ ] (b) in _________________ equal installments of $___________________ payable
________________________, 19___, and on the same day of each _____________ month thereafter.  All payments include principal and interest as described below.

[ ] (c) in _________________ equal installments of $___________________ payable
________________________, 19___, and on the same day of each _____________ month thereafter, PLUS a final installment consisting of the unpaid balance, due on _________________, 19___. All installments include principal and interest as described below.

[x] (d) in 61 ** equal installments of principal of $41,666.00 payable April 30, 1994, and on the same day of each successive month thereafter, PLUS a final payment of unpaid principal due on May 30, 1999, PLUS interest as described below payable on the principal payment dates.

The obligation evidenced by this Note bears interest computed for the actual number of days principal is unpaid, on a 360-day year basis, [check (e), (f), or
(g); only one shall apply]

[ ] (e) until maturity, at the rate which is _____ percentage points in excess of the rate of interest announced by the Bank from time to time as its reference rate for interest rate determinations (the "Reference Rate") and the rate shall change when and as the Reference Rate changes. The Reference Rate may or may not be the lowest interest rate charged by the Bank. The unpaid balance and accrued interest shall bear interest after maturity at ____ percentage points in excess of the Reference Rate in effect from time to time or the rate of ____% per year, whichever is higher, until paid.

[ ] (f) until maturity, at the rate which is ____ percentage points in excess of the rate of interest announced by the Bank from time to time as its reference rate for interest rate determinations (the "Reference Rate") and the rate shall change on the ____day of every ____ month, beginning ______, 19____. The Reference Rate may or may not be the lowest interest rate charged by the Bank. The unpaid balance and accrued interest shall bear interest after maturity at ____ percentage points in excess of the Reference Rate in effect from time to time or the rate of ____% per year, whichever is higher, until paid.

[X] (g) until maturity, at the rate of 7.23 % per year. The unpaid balance and accrued interest shall bear interest after maturity at the rate of 15.0 % per year, until paid.

     If any payment is not paid when due, or if holder deems itself insecure, the unpaid balance shall, at the option of the holder and without notice, mature and immediately become due and payable. The unpaid balance shall mature automatically and immediately become due and payable in the event any Maker, surety, indorser or guarantor becomes the subject of bankruptcy or other insolvency proceedings.

     Unless indicated below, this Note is secured by all existing and future security agreements, assignments and mortgages between the Bank and Maker, and/or the Bank and any indorser or guarantor of this Note, and payment may be accelerated upon default under any of them. The Maker grants the holder a security interest and lien in any credit balance or other money now or hereafter owned any Maker by holder, except for money held in qualified retirement accounts, and, in addition, agrees that holder may at any time after an occurrence or an event of default, without notice or demand, set off against such credit balance or other money any amount unpaid under this Note.

[ ] Unless checked here, this Note is not secured by a first lien mortgage or equivalent security interest on a one-to-four family dwelling used as Maker's principal place of residence.

     Without affecting the liability of any Maker, indorser, surety or guarantor, the holder may without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for the payment of this Note or agree not to sue any party liable on it.

     All Makers, indorsers, sureties and guarantors agree to pay all costs of collection, including reasonable attorneys' fees, and waive presentment, protest, demand, and notice of dishonor.

     This Note may be prepaid in full or in part [check one] [X] at any time without penalty or, [ ] upon the following conditions ______________________

** Interest monthly beginning April 30, 1994 and each successive month thereafter
--------------------------------------------------------------------------------


Holder may apply partial prepayments to any future installments it elects.

      The Bank has not made any representations or warranties with respect to, and does not assume any responsibility for, the collectability or enforceability of this Note or any collateral securing this Note or the financial condition of any Maker. Each Maker has independently determined the collectability and enforceability of this Note and any collateral securing this Note and has made an independent appraisal of each Maker's creditworthiness. This Note shall be construed and enforced in accordance with the laws of the State of Wisconsin.

Executive Converting Corporation

/s/  SAMUEL J. BERO                      (SEAL)
-----------------------------------------
Samuel J. Bero - Chief Executive Officer


/s/  THOMAS B. GILLING                   (SEAL)
-----------------------------------------
Thomas B. Gilling - Sec./Treas.


4750 Simonton, Dallas, TX 74224
-----------------------------------------
(Address)
MJF/bre
-------------------
   (LOAN OFFICER)
                    New Note


Tufco Industries, Inc.
-----------------------------------------
(Name of Maker)

/s/  SAMUEL J. BERO                      (SEAL)
-----------------------------------------
Samuel J. Bero - President


/s/  THOMAS B. GILLING                   (SEAL)
-----------------------------------------
Thomas B. Gilling - Sec./Treas.


-----------------------------------------
(Address)

3161 S. Ridge Rd., Green Bay, WI 54304
-----------------------------------------


Prepared and intended for use by commercial banks in transactions governed by Wisconsin law. Use with 360 day calculator or rate book. A consumer purpose loan secured by real property or by personal property used or expected to be used as a principal dwelling must be accompanied by a W.B.A. (TL) disclosure statement, and a W.B.A. (TL)3 rescission notice may be required. If credit life or accident and sickness insurance is requested, a WBA 450 may be required. If this Note is secured by Maker's principal place of residence, secs. 138.052 and 138.056, Wis. Stats may apply.





                                  EXHIBIT A-3

                                BUSINESS NOTE


(Use only for business purpose loans or consumer loans in excess of $25,000.)

Tufco Industries, Inc.                     JULY 1, 1993          $  1,100,000.00
--------------------------------------  -----------------------    -------------
           (MAKER)                             (DATE)

The undersigned ("Maker," whether one
or more) promises to pay to the order of Bank One, Green Bay    ("Lender") at
200 S. Adams Street, Green Bay, Wisconsin, the principal sum of $1,100,000.00 :

[Check (a), (b), (c) or (d); only one shall apply.]

[ ]  (a) in one payment on    n/a
                          ----------------------.
[ ]  (b) in  n/a   equal installments of $   n/a   due on     n/a      , and on

     [ ] the same day(s) of each  n/a    month thereafter [ ] every 7th day

     thereafter [ ] every 14th day thereafter, PLUS a final payment of the
     unpaid balance and accrued interest due on   n/a        , all subject
     to modification as set forth in (f) below, if applicable. All payments include principal and interest.

[X]  (c) in  12   equal installments of principal of $ 50,000.00    due on
     AUGUST 1, 1995, and on [X] the same day(s) of each succeeding month thereafter [ ] every 7th day thereafter [ ] every 14th day thereafter, PLUS a final payment of the unpaid principal due on JULY 2, 1996, PLUS interest payable as set forth below.

[ ]  (d)   n/a
         ----------------------------------------------------------------------
                                                                               .
     --------------------------------------------------------------------------


If the amount of interest is not shown on line 4 below, this Note bears interest on the unpaid principal balance before maturity:
[Check (e) or (f) or complete line 4 below; only one shall apply.]

[X]  (e) At the rate of 6.430% per year.

[ ]  (f) At the annual rate which is equal to the following Index Rate, plus
      n/a      percentage points ("Note Rate"), and the Note Rate shall be adjusted as provided below. The Index Rate is:

     [ ] The prime rate [ ] The reference rate [ ] The base rate adopted by [ ]
         the Lender [ ]      n/a           n/a            from time to time as
         its base or reference rate for interest rate determinations. The Index Rate may or may not be the lowest rate charged by Lender.

     [ ] n/a
         ----------------------------------------------------------------------
                                                                               .
         ----------------------------------------------------------------------

     The Initial Note rate is n/a %. An adjustment in the Note Rate may cause a change in the amount of each payment of interest and a change in the amount due at maturity. In addition, Lender is authorized to change the amount of periodic payments if and to the extent necessary to pay in full all accrued interest owing on this Note. The Maker agrees to pay any resulting payments or amounts. The Note Rate shall be adjusted only on the following change dates: [ ] the first day of each month. [ ] each scheduled payment date. [ ] as and when the Index Rate changes. [ ]
          n/a          .

Interest is computed for the actual number of days principal is unpaid on the basis of [X] a 360 day year [ ] a 365 day year.
Interest is payable on AUGUST 1, 1993, and on [X] the same day of each
succeeding      month thereafter, [ ] every 7th day thereafter, [ ] every 14th day thereafter, and at maturity, or, if box (b) or (d) is checked, at the times so indicated. If any payment (other than the final payment) is not made on or
before the  15     day after its due date, Lender may collect a delinquency
charge of 5.00% of the unpaid amount. Unpaid principal and interest bear interest after maturity until paid (whether by acceleration or lapse of time) at
the rate [ ] which would otherwise be applicable plus n/a   percentage points
[X] of 15.000% per year, computed on the same basis.
[ ] Unless checked here, this Note is NOT secured by a first lien mortgage or equivalent security interest on a one-to-four family dwelling used as a Maker's principal place of residence.
Full or partial prepayment of this Note [X] is permitted at any time without
penalty [ ]*    n/a

================================================================================
Lender may apply prepayments, if permitted, to such future installments as it elects.
The obligations under this Note of all Makers are joint and several.
SEE IMPORTANT DISCLOSURES ON REVERSE SIDE.
THIS NOTE INCLUDES ADDITIONAL PROVISIONS ON REVERSE SIDE.

Inapplicable unless filled in (use for add-on loans only).

1. Loan Proceeds              $
                               ----------
2. Cr. Life Ins. Charge
                               ----------
3. Cr. A & S Ins. Charge
                               ----------
4. Interest (Add-on)
                               ----------
5.
                               ----------
6. Face Amount Of Note        $
                               ==========


Tufco Industries, Inc.               (SEAL)
-------------------------------------

BY /s/ SAMUEL J. BERO                (SEAL)
  -----------------------------------
  Samuel J. Bero   Exec. Vice President

BY /s/ PATRICK J. GARLAND            (SEAL)
  -----------------------------------
  Patrick J. Garland     President
                                     (SEAL)
-------------------------------------

                                     (SEAL)
-------------------------------------

3161 S. Ridge Rd.
-------------------------------------------

Green Bay, WI 54304
-------------------------------------------
    (ADDRESS)             (PHONE)

================================================================================
                         FOR LENDER CLERICAL USE ONLY

Prin.           $
                 -----------
Int.
                 -----------

                 -----------
Due at Maturity                    New Note            MJF/bre /s/ [ILLEGIBLE]
                 ===========                           -------------------------
                                                               LOAN OFFICER

                                  EXHIBIT A-4

*If checked, Insert applicable prepayment restrictions and penalties.
If credit life or accident and sickness Insurance is requested, a WBA 450 may be required. If a consumer loan in excess of $25,000 is secured by real property or dwelling, Truth-in-Lending will be applicable. If this Note is secured by Maker's principle place of residence, secs. 138.052 and 138.056, Wis. Stats., may apply.

                                BUSINESS NOTE


(Use only for business purpose loans or consumer loans in excess of $25,000.)

Tufco Industries, Inc.                     JULY 1, 1993          $  1,200,000.00
--------------------------------------  -----------------------    -------------
           (MAKER)                             (DATE)

The undersigned ("Maker," whether one
or more) promises to pay to the order of Bank One, Green Bay    ("Lender") at
200 S. Adams Street, Green Bay ,  Wisconsin, the principal sum of $1,200,000.00:

[Check (a), (b), (c) or (d); only one shall apply.]

[ ]  (a) in one payment on    n/a
                          ----------------------.
[ ]  (b) in  n/a   equal installments of $   n/a   due on     n/a      , and on
     [ ] the same day(s) of each  n/a    month thereafter [ ] every 7th day
     thereafter [ ] every 14th day thereafter, PLUS a final payment of the
     unpaid balance and accrued interest due on   n/a        , all subject
     to modification as set forth in (f) below, if applicable. All payments include principal and interest.

[X]  (c) in   2   equal installments of principal of $ 50,000.00    due on
     JUNE 1, 1997      , and on [X] the same day(s) of each succeeding month
     thereafter [ ] every 7th day thereafter [ ] every 14th day thereafter, PLUS a final payment of the unpaid principal due on JULY 2, 1997, PLUS interest payable as set forth below.

[X]  (d)   n/a
     --------------------------------------------------------------------------
                                                                               .
     --------------------------------------------------------------------------


If the amount of interest is not shown on line 4 below, this Note bears interest on the unpaid principal balance before maturity:
[Check (e) of (f) or complete line 4 below; only one shall apply.]

[X]  (e) At the rate of 6.750   % per year.

[ ]  (f) At the annual rate which is equal to the following Index Rate, plus
      n/a      percentage points ("Note Rate"), and the Note Rate shall be adjusted as provided below. The Index Rate is:

     [ ] The prime rate [ ] The reference rate [ ] The base rate adopted by [ ]
         the Lender [ ]      n/a          n/a          from time to time as its
         base or reference rate for interest rate determinations. The Index Rate may or may not be the lowest rate charged by Lender.

     [ ] n/a
         ----------------------------------------------------------------------
                                                                               .
         ----------------------------------------------------------------------

     The Initial Note rate is n/a %. An adjustment in the Note Rate may cause a change in the amount of each payment of interest and a change in the amount due at maturity. In addition, Lender is authorized to change the amount of periodic payments if and to the extent necessary to pay in full all accrued interest owing on this Note. The Maker agrees to pay any resulting payments or amounts. The Note Rate shall be adjusted only on the following change dates: [ ] the first day of each month. [ ] each scheduled payment date. [ ] as and when the Index Rate changes. [ ]
          n/a          .

Interest is computed for the actual number of days principal is unpaid on the basis of [X] a 360 day year [ ] a 365 day year.
Interest is payable on AUGUST 1, 1993     , and on [X] the same day of each
succeeding      month thereafter, [ ] every 7th day thereafter, [ ] every 14th day thereafter, and at maturity, or, if box (b) or (d) is checked, at the times so indicated. If any payment (other than the final payment) is not made on or
before the  15     day after its due date, Lender may collect a delinquency
charge of 5.00    % of the unpaid amount. Unpaid principal and interest bear interest after maturity until paid (whether by acceleration or lapse of time) at
the rate [ ] which would otherwise be applicable plus n/a   percentage points
[X] of 15.000  % per year, computed on the same basis.
[ ] Unless checked here, this Note is NOT secured by a first lien mortgage or equivalent security interest on a one-to-four family dwelling used as a
Maker's principal place of residence.
Full or partial prepayment of this Note [X] is permitted at any time without
penalty [ ]*    n/a

================================================================================
Lender may apply prepayments, if permitted, to such future installments as it elects.
The obligations under this Note of all Makers are joint and several.
SEE IMPORTANT DISCLOSURES ON REVERSE SIDE.
THIS NOTE INCLUDES ADDITIONAL PROVISIONS ON REVERSE SIDE.

Inapplicable unless filled in (use for add-on loans only).

1. Loan Proceeds              $
                               ----------
2. Cr. Life Ins. Charge
                               ----------
3. Cr. A & S Ins. Charge
                               ----------
4. Interest (Add-on)
                               ----------
5.
                               ----------
6. Face Amount Of Note        $
                               ==========


Tufco Industries, Inc.               (SEAL)
-------------------------------------

BY /s/ SAMUEL J. BERO                (SEAL)
  -----------------------------------
  Samuel J. Bero   Exec. Vice President

BY /s/ PATRICK J. GARLAND            (SEAL)
  -----------------------------------
  Patrick J. Garland     President
                                     (SEAL)
-------------------------------------

                                     (SEAL)
-------------------------------------

3161 S. Ridge Rd.
-------------------------------------------

Green Bay, WI 54304
-------------------------------------------
    (ADDRESS)             (PHONE)

================================================================================
                         FOR LENDER CLERICAL USE ONLY

Prin.           $
                 -----------
Int.
                 -----------

                 -----------
Due at Maturity                    New Note            MJF/bre /s/ [ILLEGIBLE]
                 ===========                           -------------------------
                                                               LOAN OFFICER

                                  EXHIBIT A-5

*If checked, insert applicable prepayment restrictions and penalties.
If credit life or accident and sickness Insurance is requested, a WBA 450 may be required. If a consumer loan in excess of $25,000 is secured by real property or dwelling, Truth-in-Lending will be applicable. If this Note is secured by Maker's principle place of residence, secs. 138.052 and 138.056, Wis. Stats., may apply.

                                PERMITTED LIENS

Mortgage and Security Interests collateralizing obligations incurred with Banc One Corporation or its subsidiaries or affiliates.

Mortgage and Security Agreement in favor of Bank One, Milwaukee National Association recorded in J18467 I34 Doc. #1288579, Brown County, Wisconsin.

Financing Statement in favor of Bank One, Milwaukee National Association filed as Doc. #638128, Brown County, Wisconsin.

Mortgages and Financing Statements in favor of Bank One, Green Bay.

Mortgage in favor of The Bank of Clarendon recorded in Mortgage Book 165, page 293, Clarendon County, S.C.

Mortgage in favor of The Bank of Clarendon recorded in Mortgage Book 177, page 273, Clarendon County, S.C.

Financing Statements filed with Texas Secretary of State identified as:

Secured Party                            Dated Filed            File No.
-------------                            -----------            --------
Foothill Bank                            6/29/92                92-129024
The Chase Manhattan Bank, NA             7/22/92                92-145465
Caterpillar Financial
  Services  Corp.                        4/9/93                 93-069768
Caterpillar Financial
  Services  Corp.                        9/l/93                 93-171044
Caterpillar Financial
  Services  Corp.                        10/18/93               93-201087
Caterpillar Financial
  Services  Corp.                        2/10/94                94-026341
Caterpillar Financial
  Services  Corp.                        3/30/94                94-060337
Caterpillar Financial
  Services  Corp.                        10/3/94                94-071760
Caterpillar Financial
  Services  Corp.                        10/3/94                94-094424
Caterpillar Financial
  Services  Corp.                        1/23/95                95-014874
Caterpillar Financial
  Services  Corp.                        1/23/95                95-014875
Caterpillar Financial
  Services  Corp.                        1/23/95                95-014876
Georgia Pacific Corporation              11/16/93               93-220010
Darr Equipment Company                   4/4/94                 94-062679
Darr Equipment Company                   2/8/93                 93-026333
International Paper Company              5/22/95                95-102410




                                   EXHIBIT B

Financing Statements filed with Wisconsin Secretary of State identified as:

Secured Party                            Dated Filed            File No.
-------------                            -----------            --------
Bank One, Milwaukee NA                   3/3/86                 07500833416
Bank One, Milwaukee NA                   5/7/92                 07501277443
Bank One, Milwaukee NA                   5/8/92                 00500638128

Financing Statements filed with South Carolina Secretary of State identified as:

Secured Party                            Dated Filed            File No.
-------------                            -----------            --------
Bank One, Milwaukee, NA                   5/11/92               92-022382





                                   EXHIBIT B

                          LIBOR BORROWING CONFIRMATION

Shown below is a confirmation of a LIBOR request received by Bank One, Green Bay. If we can be of any further assistance please do not hesitate to call Mark
J. Fischer (414-436-2506) or Maureen VanRoy (414-2644) at your convenience.

                     Company:          Tufco Technologies, Inc.

                     Requester:        Greg Wileman

                     Effective Date:   5/01/96

                     Amount:           $2,750,000

                     Term:             90 days

                     Maturity:         7/7/30/96

                     Rate:             6.98%



--------------------------------------------------------------------------------

To:          Greg Wileman                  From:         Mark Fischer
Company:     Tufco Technologies, Inc.      Company:      Bank One, Green Bay
Direct Dial: 1-800-992-0997                Direct Dial:  (414) 436-2506
Fax #:       (214) 387-0516                Fax #:        (414) 436-2523

Tufco Industries, Inc.,                                         $6,625,000.00
Executive Converting Corporation
and Hamco Industries, Inc. (Maker)                              February 1, 1996

                                   TERM NOTE

       The undersigned ("Maker," whether one or more) promises to pay to the order of Bank One, Green Bay ("Bank") at its office, the principal amount of Six Million Five Hundred Sixty-Two Thousand Five Hundred Dollars ($6,625,000.00), PLUS interest as described below. Principal and interest is payable monthly commencing February 29, 1996 and on the last day of each consecutive month thereafter and at maturity.

       Monthly principal payments shall be made in the following amounts: payments 1 through 6, $62,500.00 each; payments 7 through 18, $75,000.00 each; payments 19 through 30, $83,333.33 each; payments 31 through 54, $91,666.66 each; payments 55 through 65, $95,833.33 each; and payment 66, $95,833.57. The Maker is in the process of securing deferral of certain principal payments due May 1, 1996, May 1, 1997, May 1, 1998 and May 1, 1999 with respect to a certain industrial development revenue bond with the Village of Ashwaubenon, Brown County, Wisconsin, dated as of May 6, 1992, series 1992, known as the Tufco Project ("IDRB"). In the event no deferral is obtained with respect to the IDRB payments above-specified, an additional principal payment shall be made on this
Note in the sum of $1,000,000.00 on April 29, 1999. In the event a deferral of all of the above specified IDRB payments are obtained, an additional principal payment in the amount of $41,666.66 shall be payable April 19, 1996 and additional monthly principal payments in the amount of $20,833.33 each shall be payable monthly commencing April 30, 1996 and continuing on the last date of each consecutive month thereafter for forty-five consecutive months, together with an additional principal payment of $20,833.50 due on January 31, 2000. In the event a deferral is not obtained with respect to the IDRB payment due May 1, 1996 and a deferral is obtained for the IDRB payments due May 1, 1997, May 1, 1998, May 1, 1999 and May 1, 2000, a principal payment in the amount of $62,500.00 shall be payable May 15, 1996, and additional monthly principal payments in the amount of $20,833.33 each shall be payable monthly commencing May 31, 1996 and continuing on the last day of each consecutive month thereafter for forty-four consecutive months, together with an additional principal payment of $20,833.50 due on January 31, 2000.

       This Note bears interest computed for the actual number of days principal is unpaid, on a 360-day year basis, until maturity, at the rate of 7.03% per year until January 31, 2000. On or before January 31, 2000, the Maker and the Bank shall in good faith agree to a rate of interest for the remaining term of this obligation. The unpaid balance and accrued interest shall bear interest after maturity at the rate of 15.00% per year.

       If any payment is not paid when due, or upon the occurrence of an event of default under the Loan Agreement herein described, the unpaid balance shall, at the option of the holder and without notice, mature and immediately become due and payable. The unpaid balance shall mature automatically and immediately become due and payable in the event any Maker or guarantor becomes the subject of bankruptcy or other insolvency proceedings.

       This Note is issued and secured pursuant to a Loan Agreement dated as of August 22, 1995 between the Maker and the Bank. This Note is further secured by all existing and future Security Agreements, Assignments, Collateral Pledge Agreements and

Mortgages between the Bank and any Maker, and/or the Bank and any guarantor of this Note, and payment may be accelerated upon default under any of them. The Maker grants the holder a security interest and lien in any credit balance or other money now or hereafter owed any Maker by holder, except for money held in qualified retirement accounts, and, in addition, agrees that holder may at any time after an occurrence of an event of default, without notice or demand, set off against such credit balance or other money any amount unpaid under the Note.

       Without affecting the liability of any Maker or guarantor, the holder may, without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for the payment of this Note or agree not to sue any party liable on it.

       The Maker and guarantor agree to pay all costs of collection, including reasonable attorney fees, and waive presentment, protest, demand and notice of dishonor.

       This Note may be prepaid in full or in part at any time. In the event of any prepayment, the Maker shall pay the holder a prepayment premium penalty in the amount specified in subsection 1.19 of the Loan Agreement.

       Holder may apply partial prepayments to any future installments it elects.

       The Bank has not made any representations or warranties with respect to, and does not assume any responsibility for, the collectibility or enforceability of this Note or any collateral securing this Note or the financial condition of any Maker. Each Maker and guarantor has independently determined the collectibility and enforceability of this Note and any collateral securing this Note and has made an independent appraisal of each Maker's credit worthiness. This Note shall be construed and enforced in accordance with the laws of the State of Wisconsin.


                                      TUFCO INDUSTRIES INC. (SEAL)


                                      By: /s/ CARL B. FRANCIS
                                         ---------------------------------------
                                          Carl B. Francis
                                          Title: President and Chief
                                                 Executive Officer

                                      By: /s/ GREG WILEMAN
                                         ---------------------------------------
                                          Greg Wileman
                                          Title: Secretary and Chief
                                                 Financial Officer


                                      EXECUTIVE CONVERTING CORPORATION (SEAL)


                                      By: /s/ CARL B. FRANCIS
                                         ---------------------------------------
                                          Carl B. Francis
                                          Title: President and Chief
                                                 Executive Officer

                                      By: /s/ GREG WILEMAN
                                         ---------------------------------------
                                          Greg Wileman
                                          Title: Secretary and Chief
                                                 Financial Officer



                                      HAMCO INDUSTRIES, INC. (SEAL)

                                      By: /s/ CARL B. FRANCIS
                                         ---------------------------------------
                                          Carl B. Francis
                                          Title: President and Chief
                                                 Executive Officer

                                      By: /s/ GREG WILEMAN
                                         ---------------------------------------
                                          Greg Wileman
                                          Title: Secretary and Chief
                                                 Financial Officer

Tufco Industries, Inc.,                                         $9,750,000.00
Executive Converting Corporation
and Hamco Industries, Inc. (Maker)                              February 1, 1996

                                MASTER DRAW NOTE

       The undersigned ("Maker," whether one or more) promises to pay to the order of Bank One, Green Bay ("Bank") at its office, the principal amount of Nine Million Seven Hundred Fifty Thousand Dollars ($9,750,000.00) or such lesser amount as may be outstanding hereunder, as shown on the records of the Bank, in one payment on March 31, 1998, PLUS interest as described below, payable monthly commencing February 29, 1996 and on the last day of each consecutive month thereafter and at maturity.

       This is a revolving master draw note under which amounts may be borrowed, repaid and borrowed again. The maximum aggregate availability under this Note shall not exceed the sum of Nine Million Seven Hundred Fifty Thousand Dollars ($9,750,000.00) reduced by the Letter of Credit sublimit availability in use from time to time as specified in the Loan Agreement. During the term of this Note, the Maker shall pay the Bank such sums as may be necessary from time to time to comply with the credit availability limits as specified in the Loan Agreement. The Maker agrees that the Bank's internal records shall be conclusive evidence of the amounts outstanding.

       This Note bears interest computed for the actual number of days principal is unpaid, on a 360-day year basis, until maturity. The unpaid balance and accrued interest shall bear interest after maturity at 1.00 percentage point in excess of the Reference Rate in effect from time to time or the rate of 15.00% per year, whichever is higher, until paid.

       A Reference Rate Loan shall bear interest on a 360-day year basis at the rate which is 0.25% less than the rate of interest announced by the Bank from time to time as its Reference Rate for interest rate determinations ("Reference Rate") and the rate shall change as and when the Reference Rate changes. The Reference Rate may or may not be the lowest interest rate charged by the Bank.

       A Libor Rate Loan shall bear interest on a 360-day year basis, at the rate which is 1.50 percentage points in excess of the Adjusted Libor Rate for the selected Loan Period determined two business days prior to the making of the Libor Rate Loan.

       Libor Rate Loans shall be in a minimum amount of $500,000.00.

       The applicable interest rate shall be subject to adjustment as provided in subsection 2.2 of the Loan Agreement.

       There shall be no prepayment of Libor Rate Loans without the Bank's permission.

       Upon maturity of any Libor Rate Loan, the same shall be repaid or if availability permits, re-advanced by the Bank as a Reference Rate Loan unless the Borrower submits a Libor Rate Loan request pursuant to the Loan Agreement.

       If any payment is not paid when due, or upon the occurrence of an event of default under the Loan Agreement herein described, the unpaid balance shall, at the option of the holder and without notice, mature and immediately become due and payable. The unpaid balance shall mature automatically and immediately become due and payable in the event any Maker or guarantor becomes the subject of bankruptcy or other insolvency proceedings.

       This Note is issued and secured pursuant to a Loan Agreement dated as of August 22, 1995 between the Maker and the Bank, as amended. This Note is further secured by all existing and future Security Agreements, Assignments, Collateral Pledge Agreements and Mortgages between the Bank and any Maker, and/or the Bank and any guarantor of this Note, and payment may be accelerated upon default under any of them. The Maker grants the holder a security interest and lien in any credit balance or other money now or hereafter owed any Maker by holder, except for money held in qualified retirement accounts, and, in addition, agrees that holder may at any time after an occurrence of an event of default, without notice or demand, set off against such credit balance or other money any amount unpaid under the Note.

       Without affecting the liability of any Maker or guarantor, the holder may, without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for the payment of this Note or agree not to sue any party liable on it.

       The Maker and guarantor agree to pay all costs of collection, including reasonable attorney fees, and waive presentment, protest, demand and notice of dishonor.

       The Bank has not made any representations or warranties with respect to, and does not assume any responsibility for, the collectibility or enforceability of this Note or any collateral securing this Note or the financial condition of any Maker. Each Maker and guarantor has independently determined the collectibility and enforceability of this Note and any collateral securing this Note and has made an independent appraisal of each Maker's credit worthiness. This Note shall be construed and enforced in accordance with the laws of the State of Wisconsin.



                                      TUFCO INDUSTRIES INC. (SEAL)


                                      By: /s/ CARL B. FRANCIS
                                         ---------------------------------------
                                          Carl B. Francis
                                          Title: President and Chief
                                                 Executive Officer

                                      By: /s/ GREG WILEMAN
                                         ---------------------------------------
                                          Greg Wileman
                                          Title: Secretary and Chief
                                                 Financial Officer

                                      EXECUTIVE CONVERTING CORPORATION (SEAL)


                                      By: /s/ CARL B. FRANCIS
                                         ---------------------------------------
                                          Carl B. Francis
                                          Title: President and Chief
                                                 Executive Officer

                                      By: /s/ GREG WILEMAN
                                         ---------------------------------------
                                          Greg Wileman
                                          Title: Secretary and Chief
                                                 Financial Officer

                                      HAMCO INDUSTRIES, INC. (SEAL)

                                      By: /s/ CARL B. FRANCIS
                                         ---------------------------------------
                                          Carl B. Francis
                                          Title: President and Chief
                                                 Executive Officer

                                      By: /s/ GREG WILEMAN
                                         ---------------------------------------
                                          Greg Wileman
                                          Title: Secretary and Chief
                                                 Financial Officer